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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Soliciting Material Pursuant to §240.14a-12
Carlisle Companies Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CARLISLE COMPANIES INCORPORATED
13925 Ballantyne Corporate Place, Suite 400
Charlotte, North Carolina 28277
(704) 501-1100

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

        The 2003 Annual Meeting of Shareholders of Carlisle Companies Incorporated (the "Company") will be held at the offices of the Company, 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina on Monday, April 21, 2003, at 12:00 Noon for the following purposes:

  1.
  To elect four (4) Directors.

  2.
  To transact any other business properly brought before the meeting.

        Only shareholders of record at the close of business on February 26, 2003 will be entitled to vote whether or not they have transferred their stock since that date.

        SHAREHOLDERS ARE URGED TO FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE.

                      By Order of the Board of Directors

                      STEVEN J. FORD
                      Secretary

Charlotte, North Carolina
March 7, 2003

PROXY STATEMENT

GENERAL

        The enclosed Proxy is solicited by the Board of Directors.    The cost of proxy solicitation will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may devote part of their time to solicitation by facsimile, telephone or personal calls. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to beneficial owners and for reimbursement of their out-of-pocket and clerical expenses incurred in connection therewith. Proxies may be revoked at any time prior to voting. See "Voting by Proxy and Confirmation of Beneficial Ownership" beginning on page 18.

        The mailing address of the principal executive offices of the Company is Carlisle Companies Incorporated, 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina 28277. The Company intends to mail this Proxy Statement and the enclosed Proxy, together with the 2002 Annual Report, on or about March 7, 2003. Upon written request mailed to the attention of the Secretary of the Company, at the address set forth above, the Company will provide without charge a copy of its 2002 Annual Report on Form 10-K filed with the Securities and Exchange Commission.

VOTING SECURITIES

        At the close of business on February 26, 2003, the Company had 30,614,942 shares of common stock ("Shares" or "Common Shares") outstanding, all of which are entitled to vote. The Company's Restated Certificate of Incorporation provides that each person who received Shares pursuant to the Agreement of Merger, dated March 7, 1986, which was approved by the shareholders of Carlisle Corporation and became effective on May 30, 1986, is entitled to five votes per Share. Persons acquiring Shares after May 30, 1986 (the effective date of the Merger) are entitled to one vote per share until the Shares have been beneficially owned (as defined in the Restated Certificate of Incorporation) for a continuous period of four years. Following continuous ownership for a period of four years, the Shares are entitled to five votes per share. The actual voting power of each holder of Shares will be based on shareholder records at the time of the Annual Meeting. See "Voting by Proxy and Confirmation of Beneficial Ownership" beginning on page 18. In addition, holders of Shares issued from the treasury, other than for the exercise of stock options, before the close of business on February 26, 2003 (the record date for determining shareholders entitled to vote at the Annual Meeting) will be entitled to five votes per share unless the Board of Directors determines otherwise at the time of authorizing such issuance.

SECURITY OWNERSHIP

A. Beneficial Owners

        The following table provides certain information as of December 31, 2002 with respect to any person who is known to the Company to be the beneficial owner of more than five percent (5%) of the Common Shares, the Company's only class of voting securities. As defined in Securities and Exchange Commission Rule 13d-3, "beneficial ownership" means essentially that a person has or shares voting or investment decision power over shares. It does not necessarily mean that the person enjoys any economic benefit from those shares. The information included in the table is from Schedule 13G as filed by Barclays Global Investors, NA and its affiliates.

Name and Address of Beneficial Owner	Number of Shares(1)	Percentage
Barclays Global Investors, NA 45 Fremont Street San Francisco, CA 94105	1,466,988	4.80
Barclays Global Fund Advisors 45 Fremont Street San Francisco, CA 94105	332,307	1.09
Barclays Global Investors, Ltd.	69,256	..23

Murray House 1 Royal Mint Court London, EC3N 4HH
Totals	1,868,551	6.11

(1)
Based on the referenced Schedule 13G filing, each listed reporting person has sole voting and dispositive power in respect of the shares owned by such reporting person.

B. Nominees, Directors and Officers

        The following table provides information as of January 31, 2003, as reported to the Company by the persons and members of the group listed, as to the number and the percentage of Common Shares beneficially owned by: (i) each Director, nominee and executive officer named in the Summary Compensation Table on page 10; and (ii) all Directors, nominees and current executive officers of the Company as a group.

Name of Director/Executive or Number of Persons in Group	Number of Shares		Percentage
Donald G. Calder	426,925	(a)(c)(h)	1.40
Paul J. Choquette, Jr	10,057	(g)(h)	.03
Peter L.A. Jamieson	7,743	(h)	.03
Peter F. Krogh	7,352	(h)	.02
Richmond D. McKinnish	231,061	(e)(f)	.75
Stephen P. Munn	444,979	(b)(e)(f)	1.44
Anthony W. Ruggiero	4,334	(h)	.01
Lawrence A. Sala	1,667	(h)	.01
Eriberto R. Scocimara	11,802	(d)(h)	.04
Robin W. Sternbergh	8,057	(h)	.03
Magalen C. Webert	175,351	(h)(i)(j)	.57
Kirk F. Vincent	10,195	(e)(f)	.03
Kevin G. Forster	33,567	(e)(f)	.11
Steven J. Ford	49,798	(e)(f)	.16
14 Directors and current executive officers as a group	1,422,888	(a)-(j)	4.57

(a)
Includes 2,000 Shares held by Mr. Calder's wife. Mr. Calder disclaims beneficial ownership of these Shares.
(b)
Includes 5,200 Shares held by Mr. Munn's wife. Mr. Munn disclaims beneficial ownership of these Shares.

(c)
Includes 396,392 Shares (1.27%) held by a trust as to which Mr. Calder is a trustee. Mr. Calder disclaims beneficial ownership of these Shares.

(d)
Includes 2,000 Shares held by Mr. Scocimara's wife. Mr. Scocimara disclaims beneficial ownership of these Shares.

(e)
Includes Shares allocated to the accounts of the following named officers participating in the Company's Employee Incentive Savings Plan as of December 31, 2002; Mr. Munn, 3 Shares; Mr. McKinnish, 13,792 Shares; Mr. Vincent, 194 Shares; Mr. Forster, 2,450 Shares; and Mr. Ford, 1,090 Shares. Each participant in the Plan has the right to direct the voting of Shares allocated to his account. Shares are held by the trustee of the Employee Incentive Savings Plan in a commingled trust fund with beneficial interest allocated to each participant's account.

(f)
Includes Shares which the following named officers have the right to acquire within sixty (60) days through the exercise of stock options issued by the Company: Mr. Munn, 250,000 Shares; Mr. McKinnish, 137,003 Shares; Mr. Vincent, 10,001 Shares; Mr. Forster, 29,584 Shares; and Mr. Ford, 46,000 Shares. Shares issued from the treasury of the Company pursuant to the exercise of stock options have one vote per share until such Shares have been held for a continuous period of four years.

(g)
Includes 700 Shares held by Mr. Choquette's wife. Mr. Choquette disclaims beneficial ownership of these Shares.

(h)
Includes Shares which the following non-management Directors have the right to acquire within sixty (60) days through the exercise of stock options issued by the Company: Mr. Calder, 5,000 Shares; Mr. Choquette, 5,000 Shares; Mr. Jamieson, 5,000 Shares; Mr. Krogh, 5,000 Shares; Mr. Ruggiero, 3,334 Shares; Mr. Sala, 1,667 Shares; Mr. Scocimara, 5,000 Shares; Mrs. Sternbergh, 5,000 Shares; and Mrs. Webert, 5,000 Shares. Shares issued from the treasury of the Company pursuant to the exercise of stock options have one vote per share until such Shares have been held for a continuous period of four years.

(i)
Includes 1,000 Shares held by Mrs. Webert's husband and 2,812 Shares held by Mrs. Webert's children. Mrs. Webert disclaims beneficial ownership of these Shares.

(j)
Includes 147,058 Shares held by a limited partnership as to which Mrs. Webert is an indirect owner. Mrs. Webert disclaims beneficial ownership of these Shares.

BOARD OF DIRECTORS

A. Election of Directors

        The Company's Restated Certificate of Incorporation provides for a classified Board of Directors under which the Board is divided into three classes of Directors, each class as nearly equal in number as possible.

        At the Annual Meeting four (4) Directors are to be elected. The Directors will be elected to serve for a three-year term until the 2006 Annual Meeting and until their successors are elected and qualified. Directors will be elected by a plurality of the votes cast. Only votes cast for a nominee will be counted, except that the accompanying Proxy will be voted for the four nominees in the absence of instructions to the contrary. Abstentions, broker non-votes, and instruction on the accompanying Proxy to withhold authority to vote for one or more of the nominees will result in the respective nominees receiving fewer votes. For voting purposes, proxies requiring confirmation of the date of beneficial ownership received by the Board of Directors with such confirmation not completed so as to show which Shares beneficially owned by the shareholder are entitled to five votes will be voted with one vote for each Share. (See "Voting by Proxy and Confirmation of Beneficial Ownership" beginning on page 18.) In the event any nominee is unable to serve (an event management does not anticipate), the Proxy will be voted for a substitute nominee selected by the Board of Directors or the number of Directors will be reduced.

Nominees for Election

        The following table sets forth certain information relating to each nominee, as furnished to the Company by the nominee. Except as otherwise indicated, each nominee has had the same principal occupation or employment during the past five years.

Name	Age	Position with Company, Principal Occupation, and Other Directorships	Period of Service as Director (a)
Paul J. Choquette, Jr.	64	Chairman and Chief Executive Officer of Gilbane Building Company and Chairman of Gilbane Properties, Inc., real estate development and construction management companies. Director of FleetBoston Financial Group, Inc. Member of Executive Committee and Pension and Benefits Committee (through February, 2003) of the Company.	April, 1991 to date.
Stephen P. Munn	60	Chairman of the Board, since January, 1994; Chief Executive Officer from September, 1988 to February, 2001 and President from September, 1988 to February, 1995, of the Company. Director of various mutual funds managed by Prudential Mutual Funds Management, Inc. and Director of Gannett Corporation. Chairman of Executive Committee of the Company.	September, 1988 to date.

Lawrence A. Sala	40	Chairman, President and Chief Executive Officer of Anaren, Inc., manufacturer of microwave electronic components and subsystems for satellite and defense electronics, and telecommunications. Director of Anaren, Inc. Member of Audit and Pension and Benefits Committees of the Company.	September, 2002 to date.
Magalen C. Webert	51	Private investor. Member of Audit Committee and the Pension and Benefits Committee (from February 2003) of the Company.	May, 1999 to date.

Directors With Unexpired Terms

        The following table sets forth certain information relating to each Director whose term has not expired, as furnished to the Company by the Director. Except as otherwise indicated, each Director has had the same principal occupation or employment during the past five years.

Name	Age	Position with Company, Principal Occupation, and Other Directorships	Period of Service as Director(a); Expiration
Donald G. Calder	65
		President of G.L. Ohrstrom & Co., Inc., a private investment firm. Director of Central Securities Corporation, Roper Industries, Inc., and Brown-Forman Corporation. Member of Executive and Audit Committees of the Company.	December, 1984 to date. Term expires 2004.
Peter L.A. Jamieson	64
		Director of Jardine Strategic Holdings, Ltd., a holding company which makes long-term strategic investments. Past Director of Robert Fleming Holdings Limited, an investment banking firm. Member of Audit, Pension and Benefits and Compensation Committees of the Company.	January, 1996 to date. Term expires 2005.
Peter F. Krogh	66
		Dean Emeritus and Distinguished Professor, School of Foreign Service, Georgetown University. Director of Credit Suisse Mutual Funds. Chairman of Pension and Benefits Committee and Member of Compensation Committee of the Company.	May, 1995 to date. Term expires 2005.

Richmond D. McKinnish	53
		Chief Executive Officer, since February, 2001; President since March, 2000; Executive Vice President from March, 1999 to March, 2000 and President of Carlisle Tire & Wheel Company from January, 1991 to March, 1999.	February, 2001 to date. Term expires 2005.
Anthony W. Ruggiero	61
		Executive Vice President and Chief Financial Officer of Olin Corporation, a metals and chemicals manufacturer and distributor. Director of Olin Corporation. Member of Audit and Compensation Committees of the Company.	August, 2001 to date. Term expires 2005.
Eriberto R. Scocimara	67
		President, Chief Executive Officer and Director of Hungarian-American Enterprise Fund. Director of Quaker Fabric Corporation, Roper Industries, Inc., and Euronet Services, Inc. Chairman of Compensation Committee and Member of Executive Committee of the Company.	July, 1970 to date. Term expires 2004.
Robin W. Sternbergh	56
		Past General Manager, Distribution and Marketing, of International Business Machines, a computer manufacturer and provider of information technology services. Chairman of Audit Committee. Member of Pension and Benefits Committee and the Executive Committee (from February 2003) of the Company.	May, 1998 to date. Term expires 2004.

(a)
Information reported includes service as a Director of Carlisle Corporation, the Company's predecessor.

B. Meetings of the Board and Certain Committees; Remuneration of Directors

        During 2002, the Board of Directors of the Company held eight (8) meetings. The annual fee paid to each Director who is not a member of management was $25,000. Each non-management Director may elect to receive the entire annual fee in cash or one-half of the fee in cash and the other half in Shares with a market value equal to that amount. In addition, the non-management Directors received an attendance fee of $1,500 for each Board meeting attended.

        The Board has standing Executive, Audit, Compensation and Pension and Benefits Committees.

        The Executive Committee has the authority to exercise all powers of the Board of Directors between regularly scheduled Board meetings. During 2002, the Executive Committee met once. Each member of the Executive Committee (other than Mr. Munn, the Company's Chairman during 2002 and the Chairman of the Committee) received an annual fee of $15,000.

        The functions of the Audit Committee consist of annually recommending the independent accountants to be appointed by the Board of Directors as the auditors of the Company and its subsidiaries, and reviewing the arrangements for and the results of the auditors' examination of the Company's books and records, auditors' compensation, internal accounting control procedures, and activities and recommendations of the Company's internal auditors as well as the Company's accounting policies, control systems and compliance activities. In addition to the members identified in the tables under "Nominees for Election" and "Directors with Unexpired Terms" beginning on page 5, George F. Ohrstrom served as a member of the Audit Committee until his resignation from the Board, effective September 3, 2002. During 2002, the Audit Committee held nine (9) meetings. Each member of the Audit Committee received an annual fee of $1,000. The Chairman of the Committee received an additional annual fee of $5,000.

        The Compensation Committee administers the Company's incentive programs and decides upon annual salary adjustments and discretionary bonuses for various employees of the Company. During 2002, the Compensation Committee met twice. Each member of the Compensation Committee received an annual fee of $1,000. The Chairman of the Committee received an additional annual fee of $3,000.

        The Pension and Benefits Committee monitors the performance of the Company's pension and benefits programs and implements changes recommended by the Board. During 2002, the Pension and Benefits Committee held three (3) meetings. Each member of the Pension and Benefits Committee received an annual fee of $1,000. The Chairman of the Committee received an additional annual fee of $3,000.

        Each non-management member of a Committee received an attendance fee of $400 for each meeting attended. In addition, Directors are occasionally asked to serve on special committees and are typically paid $400 for each meeting attended or $1,000 for a visit to a plant site which may require an overnight stay.

        For 2002, all Directors attended at least seventy-five percent (75%) of the aggregate of (i) the total number of Board of Directors meetings which he or she was eligible to attend and (ii) all meetings of Committees of the Board on which the Director served.

        In addition, at its February, 2000 meeting, the Board of Directors adopted a Nonemployee Director Stock Option Plan. In February, 2002, the Plan was amended to condition option grants on the attainment of financial criteria established by the Board from time to time. With respect to the calendar year ended December 31, 2002, the financial criterion was a specified increase in earnings per share. The Company achieved the specified increase in earnings per share and, as a result, each eligible non-employee director received an option to acquire 1,000 Shares at an option price of $40.06, which was equal to the closing market price of the Shares on the date of the grant. All options expire ten years following the date of grant. With respect to calendar year-ended December 31, 2003, the financial criterion is also a specified increase in earnings per share.

        At its February, 2003 meeting, the Board established a Corporate Governance and Nominating Committee to develop and recommend to the Board for its approval a set of corporate governance guidelines, to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for shareholder approval at the Company's annual meetings, to review the Board's committee structure and recommend to the Board for its approval directors to serve as members of each committee and to periodically evaluate the performance of the Chief Executive Officer, discuss succession planning and recommend a new Chief Executive Officer if a vacancy occurs. The initial members of the Corporate Governance and Nominating Committee are Donald G. Calder, Paul J. Choquette, Jr., Peter F. Krogh and Anthony W. Ruggiero, with Mr. Choquette serving as Chairman. Each member of the Corporate Governance and Nominating Committee will receive an annual fee of $5,000. The Chairman of the Committee will receive an additional annual fee of $10,000.

        In addition, at its February, 2003 meeting, the Board increased the annual fee paid to each Director who is not a member of management to $35,000. Moreover, each member of the Audit Committee will receive an annual fee of $10,000 and the Chairman of the Audit Committee will receive an additional annual fee of $5,000 and each member of the Compensation and Pension and Benefits Committees will receive an annual fee of $5,000 and the Chairman of such Committees will receive an additional annual fee of $10,000. Finally, a $5,000 attendance fee will be paid to all Directors who attend at least 75% of the aggregate of (i) the total number of Board of Directors meetings which he or she is eligible to attend, and (ii) all meetings of Committees of the Board on which the Director serves. All of the compensation changes described in this paragraph are effective January 1, 2003.

        Each Director who is not a member of management is a participant in a Director Retirement Program. Each such Director who has attained five years of service on the Board as a non-employee from the date of his or her election to the Board is eligible to receive retirement benefits under the Program. Upon retirement from the Board, each eligible Director will receive monthly payments equal to $1,667. The Program payments continue for the number of months equal to the Director's months of service on the Board; or until the death of the Director, whichever occurs first. In the event a retired Director receiving payments dies before receiving his or her full benefit, the Director's surviving spouse will receive the remaining benefits until the spouse's death or the benefit is completed, whichever occurs first.

C. Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and Directors, and persons who beneficially own more than ten percent (10%) of the Company's equity securities, to file reports of security ownership and changes in such ownership with the Securities and Exchange Commission (the "SEC"). Executive officers, Directors and greater than ten-percent beneficial owners also are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such forms and written representations from its executive officers and Directors, the Company believes that all Section 16(a) filing requirements were complied with on a timely basis during and for 2002.

COMPENSATION OF EXECUTIVE OFFICERS

A. Summary Compensation Table

        The following table discloses compensation received during the three fiscal years ended December 31, 2000-2002 by Mr. McKinnish, the Company's Chief Executive Officer, and by each of the four remaining most highly paid executive officers who were serving as executive officers at the end of 2002:

Long-Term Compensation Awards
Annual Compensation(1)
Name and Principal Position				Securities Underlying Options(#)	All Other Compensation($)(2)
	Year	Salary($)	Bonus($)
Stephen P. Munn(3) Chairman	2002 2001 2000	$462,250 581,000 806,000	$200,000 — 500,000	— 50,000 —	$7,467 6,800 6,400
Richmond D. McKinnish(4) President and Chief Executive Officer	2002 2001 2000	$685,000 525,000 460,504	$600,000 — 265,000	100,000 25,000 —	$7,467 6,800 62,576	(5)
Kirk F. Vincent(6) Vice President and Chief Financial Officer	2002 2001	$340,000 137,500	$150,000 97,402	10,000 5,000	$7,467 —
Kevin G. Forster President, Asia-Pacific	2002 2001 2000	$177,000 170,000 162,000	$80,000 55,000 71,300	1,000 3,000 —	$17,662 33,068 32,468	(7) (7) (7)
Steven J. Ford Vice President, Secretary and General Counsel	2002 2001 2000	$190,000 182,000 174,800	$100,000 65,000 82,200	6,000 5,000 —	$6,800 7,000 6,400

(1)
Includes amounts earned in fiscal year.

(2)
For the executive officers other than Messrs. McKinnish and Forster, includes only contributions by the Company to the Company 401(k) plan.

(3)
Mr. Munn relinquished his position as Chief Executive Officer, effective February 7, 2001.

(4)
Mr. McKinnish was appointed President, effective March 7, 2000 and Chief Executive Officer, effective February 7, 2001.

(5)
Includes $6,400 for contribution by the Company to the Company 401(k) plan and $56,176 for nonrecurring payments and reimbursements attributable to presidential appointment and relocation.

(6)
Mr. Vincent was appointed Vice President and Chief Financial Officer, effective August 6, 2001.

(7)
Includes the following contributions by the Company to the Company 401(k) plan: (i) 2000—$6,400, (ii) 2001—$7,000 and (iii) 2002—$6,800, and the following cost of living reimbursements attributable to overseas assignment: (i) 2000—$26,068, (ii) 2001- $26,068 and (iii) 2002—$10,862.

B. Stock Option Grants in 2002

        The following table discloses information on stock option grants in fiscal 2002 to the named executive officers.

	Individual Grants
Name	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year (%)		Exercise Price ($/Sh)		Expiration Date(1)	Pre-tax(2) Grant Date Present Value(3)
Stephen P. Munn	—	—			—	—		—
Richmond D. McKinnish	100,000	55.40%			$36.57	2/19/12		$891,200
Kirk F. Vincent	10,000	5.54%			$36.57	2/19/12		$89,120
Kevin G. Forster	1,000.55%				$36.57	2/19/12		$8,912
Steven J. Ford	3,000 3,000	1.66 1.66	% %	$ $	35.76 36.57	7/31/11 2/19/12	$ $	26,136 26,736

(1)
Options with a February 19, 2012 expiration date are exercisable, 33.3% on February 20, 2002 an additional 33.3% on February 20, 2003 and the balance on February 20, 2004 and thereafter, cumulatively, through the expiration date. Options with a July 31, 2011 expiration date are exercisable, 33.3% on February 6, 2002, and additional 33.3% on February 6, 2003 and the balance on February 6, 2004 and thereafter, cumulatively, through the expiration date. In addition, the options are immediately exercisable upon a Change of Control (as defined on page 12).

(2)
Prior to applicable federal, state and other taxes.

(3)
The Black-Scholes model used to calculate the hypothetical values at date of grant considers the following factors to estimate the options present value: the stock's historic volatility calculated using the quarterly market price of the Shares since March, 1991, the expected life of the option, risk-free interest rates and the Shares expected dividend yield. The assumptions used in the model for this valuation were: return volatility of 28.6%; expected life of 7 years; risk-free interest of 4.9%; and an expected dividend yield of 2.3%. This resulted in a value of $11.14 per option for the options with a February 19, 2012 expiration date and $10.89 for the options with a July 31, 2011 expiration date. The Black-Scholes model assumes that an option is not cancelable and that it can be sold at any time for cash. Since those assumptions are not applicable here, the Company has reduced the above grant date present values by 20%.

C. Aggregated Option Exercises in 2002 and Year End Values

        The following table discloses information on stock option exercises in fiscal 2002 by the named executive officers and the value of each officers' unexercised stock options on December 31, 2002.

Name	Shares Acquired on Exercise(#)	Pre-tax(1) Value Realized($)(2)	Number of Securities Underlying Unexercised Options at Fiscal Year End(#)		Pre-tax(1) Value of Unexercised, In-The-Money Options at Fiscal Year End($)(3)
			Exercisable /Unexercisable		Exercisable /Unexercisable
Stephen P. Munn	100,000	2,365,040	233,333	16,667	$1,229,000	$20,500
Richmond D. McKinnish	832	5,693	87,836	92,500	$216,972	$439,287
Kirk F. Vincent	—	—	6,666	8,334	$37,863	$42,987
Kevin G. Forster	583	3,797	23,000	14,917	$91,722	$85,916
Steven J. Ford	31,500	761,246	37,833	16,167	$143,123	$87,932

(1)
Prior to applicable federal, state and other taxes.

(2)
Value realized is calculated by subtracting the exercise price from the fair market value of the Shares on the date of exercise.

(3)
Total value of options is calculated by subtracting the exercise price from $41.38 (the closing price of the Shares on December 31, 2002).

D. Pension Plan

        The pension plans of the Company and its subsidiaries provide defined benefits including a cash balance formula whereby participants accumulate a cash balance benefit based upon a percentage of compensation allocation made annually to the participants' cash balance accounts. The allocation percentage ranges from 2% to 7% and is determined on the basis of each participant's years of service. The cash balance account is further credited with interest annually. The interest credit is based on the One Year Treasury Constant Maturities as published in the Federal Reserve Statistical Release over the one year period ending on the December 31st immediately preceding the applicable plan year. The interest rate for the plan year ending December 31, 2002 was 4.00%. Compensation covered by the pension plan of the Company and its subsidiaries includes total cash remuneration in the form of salaries and bonuses, including amounts deferred under Sections 401(k) and 125 of the Internal Revenue Code of 1986, as amended (the "Code").

        The annual annuity benefit payable starting at normal retirement age (age 65 with five years of service) as accrued through December 31, 2002 under the pension plans of the Company and its subsidiaries for the executives named in the Summary Compensation table were as follows: Mr. Munn, $400,000; Mr. McKinnish, $254,993; Mr. Vincent, $789; Mr. Forster, $24,265; and Mr. Ford, $16,091.

        As of December 31, 2002, the full years of credited service under the plans for each of the following individuals were as follows: Mr. Munn, 13 years; Mr. McKinnish, 27 years; Mr. Vincent, .42 years; Mr. Forster, 16 years; and Mr. Ford, 6 years.

        Section 401(a)(17) of the Code currently places a limit of $200,000 on the amount of annual compensation covered under a qualified pension plan such as the one maintained by the Company (the "Retirement Plan"). Under an unfunded supplemental pension plan maintained by the Company, the Company will make payments as permitted by the Code to plan participants in an amount equal to the difference, if any, between the benefits that would have been payable under the Retirement Plan without regard to the limitations imposed by the Code and the actual benefits payable under the Retirement Plan as so limited.

E. Compensatory Arrangements and Related Transactions

        The Company has outstanding agreements with certain executive employees of the Company selected by the Board of Directors, which agreements provide that the individuals will not, in the event of the commencement of steps to effect a Change of Control (defined generally as an acquisition of 20% or more of the outstanding voting shares or a change in a majority of the Board of Directors), voluntarily leave the employ of the Company until a third person has terminated his or its efforts to effect a Change of Control or until a Change of Control has occurred.

        In the event of a termination of the individual's employment within three (3) years of a Change in Control, the executive is entitled to three years' compensation, including bonus, retirement benefits equal to the benefits he would have received had he completed three additional years of employment, continuation of all life, accident, health, savings, and other fringe benefits for three years, and relocation assistance.

        At any time prior to a Change of Control, the Board of Directors of the Company may amend, modify or terminate any such agreement. The Board of Directors may also, at any time, terminate an agreement with respect to any executive employee who is affiliated with any group seeking or accomplishing a Change of Control. Messrs. Munn, McKinnish, Vincent, Forster and Ford are each a party to such an agreement.

PERFORMANCE GRAPH

        The following graph shows a five-year comparison of cumulative total returns, assuming reinvestment of dividends for the Company, the S&P 500 Composite Index and the Russell 2000 Index.

        The following table shows how a $100 investment in Carlisle has grown over the five-year period ending December 31, 2002 as compared to a $100 investment in the S&P 500 Composite Index and the Russell 2000 Index. All values assume the reinvestment of dividends.

DATE	CARLISLE	S&P 500	RUSSELL 2000
1997	$100.00	$100.00	$100.00
1998	122.37	128.32	97.52
1999	86.74	154.80	117.81
2000	105.32	140.78	115.16
2001	93.00	124.04	118.25
2002	106.25	96.62	94.05

REPORT OF THE COMPENSATION COMMITTEE

        The policies of the Compensation Committee of the Board of Directors of the Company are highly performance-related and are intended to motivate and reward individual performance that contributes to the attainment of the operational, financial and strategic goals set by management to build shareholder value.

        Executive officers of the Company receive an annual base salary and are eligible for grants of stock options and performance-based cash bonuses. The Compensation Committee evaluates subjective individual and objective Company performance criteria in determining the size of the various components of compensation. However, no pre-established compensation targets are set nor are any specific objective performance criteria or pre-established weights thereof assigned to any component to the exclusion of others.

        Base salaries are normally adjusted annually, based upon general industry changes in salary levels, individual and Company performance and levels of duties and responsibilities.

        Annual cash bonuses awarded to executive officers are based on a percentage of each officer's base salary. The percentage of base salary for each officer is determined each year by the Compensation Committee based on an evaluation of individual performances as reported to the Compensation Committee by the Chief Executive Officer, a review of overall Company and divisional performance criteria, such as sales (with an emphasis on organic growth), operating earnings, net earnings per share, cash flow generation (with an emphasis on working capital management), stock price, acquisitions, strategic accomplishments and other factors as the Compensation Committee deems appropriate.

        Amounts paid as annual cash bonuses to the Chief Executive Officer and the four remaining highest compensated officers of the Company are included as compensation under Section 162(m) of the Internal Revenue Code for purposes of determining the extent to which a tax deduction will be disallowed to the Company for annual compensation paid to any such person in excess of $1,000,000. In order to exclude annual cash bonuses from the calculation of the $1,000,000 limitation, such amounts must be paid solely on account of the attainment of one or more performance goals that precludes the exercise of discretion by the Compensation Committee. The Compensation Committee believes that its policy of evaluating subjective individual performances in awarding annual cash bonuses is important to attracting, retaining and motivating key personnel of the Company and has determined that such discretion should be maintained in order to serve the best interests of the Company.

        Stock options are generally awarded annually under a provision of the Company's Executive Incentive Plan which gives the Compensation Committee discretion to award stock options to executive employees. Under amendments to the stock option plan approved by the shareholders, compensation paid in the form of nonqualified stock options will constitute "performance-based compensation" under Section 162(m) of the Internal Revenue Code. In addition to preserving the Company's income tax deduction for compensation paid in the form of nonqualified stock options, the amendments enhance the performance-related policies of the Compensation Committee by assuring that compensation attributable to the exercise of stock options is paid solely on account of the attainment of a specified performance goal, namely, appreciation in value of the Company's stock. The amendments also function to reward executive officers only to the extent that the Company's shareholders have benefited from share appreciation. Under the amendments, stock options will generally be granted with an option price equal to the fair market value of the Company's stock on the date of grant. Additionally, in order to provide an objective formula for determining the maximum amount of compensation an executive officer may receive on the exercise of stock options, no participant may receive options to acquire more than one hundred thousand (100,000) option shares in any one fiscal year period. While the number of stock options awarded to any executive officer by the Compensation Committee is not determined by a pre-established plan formula, the Compensation Committee reviews individual and Company performance criteria and other factors it deems appropriate in awarding stock options.

        With respect to compensation earned by the executive officers of the Company in 2002 (including bonus compensation paid in 2003) the Compensation Committee reviewed and measured each executive's individual contributions to the progress made by the Company toward accomplishing its financial and strategic goals, including the Company's performance against prior year financial figures and ratios. The Compensation Committee determined, as reflected in the financial statements of the Company for the year ending December 31, 2002, that the Company performed favorably in 2002 against prior year sales (+7%), earnings (+33%) (prior to the 2002 evaluation of goodwill required by SFAS 142 and after adjusting 2001 earnings for the 2001 restructuring charge and the discontinuance of goodwill amortization) and stock price (+14.4%). With respect to stock performance, the Compensation Committee also found that the Company's share price performed favorably against the S&P 500 Composite Index and Russell 2000 Index over the 12 month period ended December 31, 2002 (+36.4% and +34.7%, respectively) and the 36 month period ended December 31, 2002 (+60% and +42.6%, respectively). The Compensation Committee also found that the Company achieved record cash flow from operations of $226.1 million in 2002. Moreover, quarterly dividends increased over 4%, enabling the Company to pass on a portion of the Company's earnings to shareholders. Of course, industry standards and global economic conditions also influenced executive compensation decisions by the Committee.

        Salary and bonus paid to Mr. McKinnish, the Company's Chief Executive Officer, were assessed on both qualitative and quantitative performance based measures consistent with the policies set forth above. The increase in salary paid to Mr. McKinnish was intended to reward him for his past accomplishments and to conform his salary to that of Chief Executive Officers of comparable companies. The option grant to Mr. McKinnish was intended to more closely align his interest with the long-term interests of the Company's shareholders, and was consistent with the awards made to the Company's prior Chief Executive Officer. With respect to bonus compensation, the Committee included in Mr. McKinnish's performance measurement a comparative review of Company financial figures and ratios which, as discussed above, it found favorable, as well as the Company's share performance over the last one and three year periods as compared to the S&P 500 Composite Index and Russell 2000 Index.

CARLISLE COMPANIES INCORPORATED COMPENSATION COMMITTEE
Eriberto R. Scocimara, Chairman Peter F. Krogh Peter L.A. Jamieson Anthony W. Ruggiero

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Board of Directors of the Company is comprised of six non-employee directors. The Board has made a determination that the members of the Audit Committee satisfy the requirements of the New York Stock Exchange as to independence, financial literacy and experience. The responsibilities of the Audit Committee are set forth in the Charter of the Audit Committee, which was adopted by the Board of Directors of the Company on May 3, 2000 and amended and restated on August 2, 2000, and which is reviewed annually by the Committee. The Committee, among other matters, is responsible for the annual recommendation of the independent accountants to be appointed by the Board of Directors as the auditors of the Company and its subsidiaries, and reviews the arrangements for and the results of the auditors' examination of the Company's books and records, auditors' compensation, internal accounting control procedures, and activities and recommendations of the Company's internal auditors. It also reviews the Company's accounting policies, control systems and compliance activities. The Committee also reviews the Charter of the Audit Committee and, at this time, is reviewing certain changes intended to conform the Charter with the requirements of the Sarbanes-Oxley Act of 2002 and the proposed rules of the New York Stock Exchange. At its February, 2003 meeting, the Board appointed Anthony W. Ruggiero as Chairman of the Audit Committee and determined that he is an "audit committee financial expert" as defined by the rules of the Securities and Exchange Commission, and appointed Robin W. Sternbergh to continue to serve on the Committee. Below is a report on the Committee's activities relating to fiscal year 2002.

Review of Audited Financial Statements with Management

        The Audit Committee reviewed and discussed the audited financial statements with the management of the Company.

Review of Financial Statements and Other Matters with Independent Accountant

        The Audit Committee discussed with the independent auditors the audited financial statements and the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors (as described below) were compatible with their independence.

Recommendation that Financial Statements be Included in Annual Report

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

                      CARLISLE COMPANIES INCORPORATED
                      AUDIT COMMITTEE
                      Robin W. Sternbergh, Chairman
                      Donald G. Calder
                      Peter L.A. Jamieson
                      Lawrence A. Sala
                      Anthony W. Ruggiero
                      Magalen C. Webert

SELECTION OF AUDITORS

        On May 1, 2002, the Board of Directors of the Company, as recommended by its Audit Committee, decided to no longer engage Arthur Andersen LLP ("Arthur Andersen" or "AA") as the Company's independent public accountants and engaged KPMG LLP ("KPMG") to serve as the Company's independent public accountants for the fiscal year 2002. KPMG's engagement commenced May 1, 2002.

        Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        During the years ended December 31, 2001 and 2000 and through the date of the change in the Company's independent public accountants, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to AA's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 to the Company's related Form 8-K, dated May 1, 2002, is a copy of AA's letter, dated May 6, 2002, stating its agreement with such statements.

        During the years ended December 31, 2001 and 2000 and prior to the date the Company engaged KPMG, the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of the Regulation S-K.

        The Audit Committee has decided to retain KPMG to audit the accounts of the Company and its subsidiaries for the year-ending December 31, 2003. One or more representatives of KPMG are expected to be present at the Annual Meeting and will be given an opportunity to make a statement, if they so desire, and to respond to appropriate questions of shareholders in attendance.

        Set forth below are the fees billed to the Company by KPMG during the year ended December 31, 2002.

        Audit Fees: $330,348

        Financial Information Systems Design and Implementation Fees: $0

        All Other Fees: $322,687 consisting of tax services.

SHAREHOLDER PROPOSALS FOR PRESENTATION
AT THE 2004 ANNUAL MEETING

        If a shareholder of the Company wishes to present a proposal for consideration for inclusion in the Proxy Statement for the 2004 Annual Meeting, the proposal must be sent by certified mail-return receipt requested and must be received at the executive offices of the Company, 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina 28277, Attn: Secretary, no later than November 8, 2003. All proposals must conform to the rules and regulations of the Securities and Exchange Commission. The Securities and Exchange Commission ("SEC") has amended Rule 14a-4, which governs the use by the Company of discretionary voting authority with respect to other shareholder proposals. SEC Rule 14a-4(c)(1) provides that, if the proponent of a shareholder proposal fails to notify the Company at least forty-five (45) days prior to the month and day of mailing the prior year's proxy statement, the proxies of the Company's management would be permitted to use their discretionary authority at the Company's next annual meeting of shareholders if the proposal were raised at the meeting without any discussion of the matter in the proxy statement. For purposes of the Company's 2004 Annual Meeting of Shareholders, the deadline is January 22, 2004.

VOTING BY PROXY AND CONFIRMATION OF BENEFICIAL OWNERSHIP

        To ensure that your Shares will be represented at the Annual Meeting, please complete, sign, and return the enclosed Proxy in the envelope provided for that purpose whether or not you expect to attend. Shares represented by a valid proxy will be voted as specified.

        Any shareholder may revoke a proxy by a later-dated proxy or by giving notice of revocation to the Company in writing (addressed to the Company at 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina 28277 Attention: Secretary) or by attending the Annual Meeting and voting in person.

        The number of votes that each shareholder will be entitled to cast at the Annual Meeting will depend on when the Shares were acquired and whether or not there has been a change in beneficial ownership since the date of acquisition, with respect to each of such holder's Shares.

        Shareholders whose Shares are held by brokers or banks or in nominee name are requested to confirm to the Company how many of the Shares they own as of February 26, 2003 were beneficially owned before February 26, 1999, entitling such shareholder to five votes per Share, and how many were acquired after February 25, 1999, entitling such shareholder to one vote per Share. If no confirmation of beneficial ownership is received from a shareholder prior to the Annual Meeting, it will be deemed by the Company that beneficial ownership of all such Shares was effected after February 25, 1999, and the shareholder will be entitled to one vote for each Share. If a shareholder provides incorrect information, he or she may provide correct information at any time prior to the voting of his or her Shares at the Annual Meeting.

        Proxy Cards are being furnished to shareholders of record on February 26, 2003 whose Shares on the records of the Company show the following:

  (i)
  that such shareholder had beneficial ownership of such Shares before February 26, 1999, and there has been no change since that date, thus entitling such shareholder to five votes for each Share; or

  (ii)
  that beneficial ownership of such Shares was effected after February 25, 1999, thus entitling such shareholder to one vote for each Share; or

  (iii)
  that the dates on which beneficial ownership of such Shares was effected are such that such shareholder is entitled to five votes for some Shares and one vote for other Shares.

        Printed on the Proxy Card for each individual shareholder of record is the number of Shares for which he or she is entitled to cast five votes each and/or one vote each, as the case may be, as shown on the records of the Company.

        Shareholders of record are urged to review the number of Shares shown on their Proxy Cards in the five-vote and one-vote categories. If the number of Shares shown in a voting category is believed to be incorrect, the shareholder should notify the Company in writing of that fact and either enclose the notice along with the Proxy Card in the postage-paid, return envelope, or mail the notice directly to the Company at the address indicated above. The shareholder should identify the Shares improperly classified for voting purposes and provide information as to the date beneficial ownership was acquired. Any notification of improper classification of votes must be made at least three (3) business days prior to the Annual Meeting or the shareholder will be entitled at the Annual Meeting to the number of votes indicated on the records of the Company.

        In certain cases record ownership may change but beneficial ownership for voting purposes does not change. The Restated Certificate of Incorporation of the Company states the exceptions where beneficial ownership is deemed not to have changed upon the transfer of Shares. Shareholders should consult the pertinent provision of the Restated Certificate of Incorporation attached as Exhibit A for those exceptions.

        By resolution duly adopted by the Board of Directors of the Company pursuant to subparagraph B(v) of Article Fourth of the Restated Certificate of Incorporation, the following procedures have been adopted for use in determining the number of votes to which a shareholder is entitled.

  (i)
  The Company may accept the written and signed statement of a shareholder to the effect that no change in beneficial ownership has occurred during the four years immediately preceding the date on which a determination is made of the shareholders of the Company who are entitled to vote or take any other action. Such statement may be abbreviated to state only the number of Shares as to which such shareholder is entitled to exercise five votes or one vote.

  (ii)
  In the event the Vice President, Treasurer of the Company, in his or her sole discretion, taking into account the standards set forth in the Company's Restated Certificate of Incorporation, deems any such statement to be inadequate or for any reason deems it in the best interest of the Company to require further evidence of the absence of change of beneficial ownership during the four-year period preceding the record date, he or she may require such additional evidence and, until it is provided in form and substance satisfactory to him or her, a change in beneficial ownership during such period shall be deemed to have taken place.

  (iii)
  Information supplementing that contemplated by paragraph (i) and additional evidence contemplated by paragraph (ii) may be provided by a shareholder at any time but must be furnished at least three business days prior to any meeting of shareholders at which such Shares are to be voted for any change to be effective at such meeting.

VOTING PROCEDURES

        The presence, in person or by proxy, of the owners of a majority of the votes entitled to be cast is necessary for a quorum at the Annual Meeting.

        All Shares in the Company's Employee Incentive Savings Plan that have been allocated to the account of a participant for which the Trustee receives voting instructions will be voted in accordance with those instructions.

OTHER MATTERS

        As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other business which will be or is intended to be presented at the Annual Meeting. Should any further business come before the Annual Meeting or any adjourned meeting, it is the intention of the proxies named in the enclosed Proxy to vote according to their best judgment.

                    By Order of the Board of Directors

                    Steven J. Ford,
                    Secretary

Dated: March 7, 2003

EXHIBIT A

Subparagraph B of Article Fourth of the Restated Certificate
of Incorporation of Carlisle Companies Incorporated

        (I) EACH OUTSTANDING SHARE OF COMMON STOCK SHALL ENTITLE THE HOLDER THEREOF TO FIVE (5) VOTES ON EACH MATTER PROPERLY SUBMITTED TO THE SHAREHOLDERS OF THE CORPORATION FOR THEIR VOTE, WAIVER, RELEASE OR OTHER ACTION: EXCEPT THAT NO HOLDER OF OUTSTANDING SHARES OF COMMON STOCK SHALL BE ENTITLED TO EXERCISE MORE THAN ONE (1) VOTE ON ANY SUCH MATTER IN RESPECT OF ANY SHARE OF COMMON STOCK WITH RESPECT TO WHICH THERE HAS BEEN A CHANGE IN BENEFICIAL OWNERSHIP DURING THE FOUR (4) YEARS IMMEDIATELY PRECEDING THE DATE ON WHICH A DETERMINATION IS MADE OF THE SHAREHOLDERS OF THE CORPORATION WHO ARE ENTITLED TO VOTE OR TO TAKE ANY OTHER ACTION.

        (II) A CHANGE IN BENEFICIAL OWNERSHIP OF ANY OUTSTANDING SHARE OF COMMON STOCK SHALL BE DEEMED TO HAVE OCCURRED WHENEVER A CHANGE OCCURS IN ANY PERSON OR PERSONS WHO, DIRECTLY OR INDIRECTLY, THROUGH ANY CONTRACT, AGREEMENT, ARRANGEMENT, UNDERSTANDING, RELATIONSHIP OR OTHERWISE HAS OR SHARES ANY OF THE FOLLOWING:

          (A) VOTING POWER, WHICH INCLUDES, WITHOUT LIMITATION, THE POWER TO VOTE OR TO DIRECT THE VOTING POWER OF SUCH SHARE OF COMMON STOCK.

          (B) INVESTMENT POWER, WHICH INCLUDES, WITHOUT LIMITATION, THE POWER TO DIRECT THE SALE OR OTHER DISPOSITION OF SUCH SHARE OF COMMON STOCK.

          (C) THE RIGHT TO RECEIVE OR TO RETAIN THE PROCEEDS OF ANY SALE OR OTHER DISPOSITION OF SUCH SHARE OF COMMON STOCK.

          (D) THE RIGHT TO RECEIVE OR TO RETAIN ANY DISTRIBUTIONS, INCLUDING, WITHOUT LIMITATION, CASH DIVIDENDS, IN RESPECT OF SUCH SHARE OF COMMON STOCK.

        (III) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING SECTION (II) OF THIS SUBPARAGRAPH B, THE FOLLOWING EVENTS OR CONDITIONS SHALL BE DEEMED TO INVOLVE A CHANGE IN BENEFICIAL OWNERSHIP OF A SHARE OF COMMON STOCK.

          (A) IN THE ABSENCE OF PROOF TO THE CONTRARY PROVIDED IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN SECTION (V) OF THIS SUBPARAGRAPH B, A CHANGE IN BENEFICIAL OWNERSHIP SHALL BE DEEMED TO HAVE OCCURRED WHENEVER AN OUTSTANDING SHARE OF COMMON STOCK IS TRANSFERRED OF RECORD INTO THE NAME OF ANY OTHER PERSON.

          (B) IN THE CASE OF AN OUTSTANDING SHARE OF COMMON STOCK HELD OF RECORD IN THE NAME OF A CORPORATION, GENERAL PARTNERSHIP, LIMITED PARTNERSHIP, VOTING TRUSTEE, BANK, TRUST COMPANY, BROKER, NOMINEE OR CLEARING AGENCY, IF IT HAS NOT BEEN ESTABLISHED PURSUANT TO THE PROCEDURES SET FORTH IN SECTION (V) OF THIS SUBPARAGRAPH B THAT THERE HAS BEEN NO CHANGE IN THE PERSON OR PERSONS WHO OR THAT DIRECT THE EXERCISE OF THE RIGHTS REFERRED TO IN CLAUSES (II) (A) THROUGH (II) (D), INCLUSIVE, OF THIS SUBPARAGRAPH B WITH RESPECT TO SUCH OUTSTANDING

  SHARE OF COMMON STOCK DURING THE PERIOD OF FOUR (4) YEARS IMMEDIATELY PRECEDING THE DATE ON WHICH A DETERMINATION IS MADE OF THE SHAREHOLDERS OF THE CORPORATION ENTITLED TO VOTE OR TO TAKE ANY OTHER ACTION (OR SINCE MAY 30, 1986 FOR ANY PERIOD ENDING ON OR BEFORE MAY 30, 1990), THEN A CHANGE IN BENEFICIAL OWNERSHIP OF SUCH SHARE OF COMMON STOCK SHALL BE DEEMED TO HAVE OCCURRED DURING SUCH PERIOD.

          (C) IN THE CASE OF AN OUTSTANDING SHARE OF COMMON STOCK HELD OF RECORD IN THE NAME OF ANY PERSON AS A TRUSTEE, AGENT, GUARDIAN OR CUSTODIAN UNDER THE UNIFORM GIFTS TO MINORS ACT AS IN EFFECT IN ANY JURISDICTION, A CHANGE IN BENEFICIAL OWNERSHIP SHALL BE DEEMED TO HAVE OCCURRED WHENEVER THERE IS A CHANGE IN THE BENEFICIARY OF SUCH TRUST, THE PRINCIPAL OF SUCH AGENT, THE WARD OF SUCH GUARDIAN, THE MINOR FOR WHOM SUCH CUSTODIAN IS ACTING OR IN SUCH TRUSTEE, AGENT, GUARDIAN OR CUSTODIAN.

          (D) IN THE CASE OF OUTSTANDING SHARES OF COMMON STOCK BENEFICIALLY OWNED BY A PERSON OR GROUP OF PERSONS WHO, AFTER ACQUIRING, DIRECTLY OR INDIRECTLY, THE BENEFICIAL OWNERSHIP OF FIVE PERCENT (5%) OF THE OUTSTANDING SHARES OF COMMON STOCK, FAILS TO NOTIFY THE CORPORATION OF SUCH OWNERSHIP WITHIN TEN (10) DAYS AFTER SUCH ACQUISITION, A CHANGE IN BENEFICIAL OWNERSHIP OF SUCH SHARES OF COMMON STOCK SHALL BE DEEMED TO OCCUR ON EACH DAY WHILE SUCH FAILURE CONTINUES.

        (IV) NOTWITHSTANDING ANY OTHER PROVISION IN THIS SUBPARAGRAPH B TO THE CONTRARY, NO CHANGE IN BENEFICIAL OWNERSHIP OF AN OUTSTANDING SHARE OF COMMON STOCK SHALL BE DEEMED TO HAVE OCCURRED SOLELY AS A RESULT OF:

          (A) ANY EVENT THAT OCCURRED PRIOR TO MAY 30, 1986 OR PURSUANT TO THE TERMS OF ANY CONTRACT (OTHER THAN A CONTRACT FOR THE PURCHASE AND SALE OF SHARES OF COMMON STOCK CONTEMPLATING PROMPT SETTLEMENT), INCLUDING CONTRACTS PROVIDING FOR OPTIONS, RIGHTS OF FIRST REFUSAL, AND SIMILAR ARRANGEMENTS, IN EXISTENCE ON MAY 30, 1986 AND TO WHICH ANY HOLDER OF SHARES OF COMMON STOCK IS A PARTY; PROVIDED, HOWEVER, THAT ANY EXERCISE BY AN OFFICER OR EMPLOYEE OF THE CORPORATION OR ANY SUBSIDIARY OF THE CORPORATION OF AN OPTION TO PURCHASE COMMON STOCK AFTER MAY 30, 1986 SHALL, NOTWITHSTANDING THE FOREGOING AND CLAUSE (IV) (F) HEREOF, BE DEEMED A CHANGE IN BENEFICIAL OWNERSHIP IRRESPECTIVE OF WHEN THAT OPTION WAS GRANTED TO SAID OFFICER OR EMPLOYEE.

          (B) ANY TRANSFER OF ANY INTEREST IN AN OUTSTANDING SHARE OF COMMON STOCK PURSUANT TO A BEQUEST OR INHERITANCE, BY OPERATION OF LAW UPON THE DEATH OF ANY INDIVIDUAL, OR BY ANY OTHER TRANSFER WITHOUT VALUABLE CONSIDERATION, INCLUDING, WITHOUT LIMITATION, A GIFT THAT IS MADE IN GOOD FAITH AND NOT FOR THE PURPOSE OF CIRCUMVENTING THE PROVISION OF THIS ARTICLE FOURTH.

          (C) ANY CHANGES IN THE BENEFICIARY OF ANY TRUST, OR ANY DISTRIBUTION OF AN OUTSTANDING SHARE OF COMMON STOCK FROM TRUST, BY REASON OF THE BIRTH, DEATH, MARRIAGE OR DIVORCE OF ANY NATURAL

  PERSON, THE ADOPTION OF ANY NATURAL PERSON PRIOR TO AGE EIGHTEEN (18) OR THE PASSAGE OF A GIVEN PERIOD OF TIME OR THE ATTAINMENT BY ANY NATURAL PERSON OF A SPECIFIC AGE, OR THE CREATION OR TERMINATION OF ANY GUARDIANSHIP OR CUSTODIAL ARRANGEMENT.

          (D) ANY APPOINTMENT OF A SUCCESSOR TRUSTEE, AGENT, GUARDIAN OR CUSTODIAN WITH RESPECT TO AN OUTSTANDING SHARE OF COMMON STOCK IF NEITHER SUCH SUCCESSOR HAS NOR ITS PREDECESSOR HAD THE POWER TO VOTE OR TO DISPOSE OF SUCH SHARE OF COMMON STOCK WITHOUT FURTHER INSTRUCTIONS FROM OTHERS.

          (E) ANY CHANGE IN THE PERSON TO WHOM DIVIDENDS OR OTHER DISTRIBUTIONS IN RESPECT OF AN OUTSTANDING SHARE OF COMMON STOCK ARE TO BE PAID PURSUANT TO THE ISSUANCE OR MODIFICATION OF A REVOCABLE DIVIDEND PAYMENT ORDER.

          (F) ANY ISSUANCE OF A SHARE OF COMMON STOCK BY THE CORPORATION OR ANY TRANSFER BY THE CORPORATION OF A SHARE OF COMMON STOCK HELD IN TREASURY, UNLESS OTHERWISE DETERMINED BY THE BOARD OF DIRECTORS AT THE TIME OF AUTHORIZING SUCH ISSUANCE OR TRANSFER.

          (G) ANY GIVING OF A PROXY IN CONNECTION WITH A SOLICITATION OF PROXIES SUBJECT TO THE PROVISIONS OF SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE RULES AND REGULATIONS THEREUNDER PROMULGATED.

          (H) ANY TRANSFER, WHETHER OR NOT WITH CONSIDERATION, AMONG INDIVIDUALS RELATED OR FORMERLY RELATED BY BLOOD, MARRIAGE OR ADOPTION ("RELATIVES") OR BETWEEN A RELATIVE AND ANY PERSON (AS DEFINED IN ARTICLE SEVENTH) CONTROLLED BY ONE OR MORE RELATIVES WHERE THE PRINCIPAL PURPOSE FOR THE TRANSFER IS TO FURTHER THE ESTATE TAX PLANNING OBJECTIVES OF THE TRANSFEROR OR OF RELATIVES OF THE TRANSFEROR.

          (I) ANY APPOINTMENT OF A SUCCESSOR TRUSTEE AS A RESULT OF THE DEATH OF THE PREDECESSOR TRUSTEE (WHICH PREDECESSOR TRUSTEE SHALL HAVE BEEN A NATURAL PERSON).

          (J) ANY APPOINTMENT OF A SUCCESSOR TRUSTEE WHO OR WHICH WAS SPECIFICALLY NAMED IN A TRUST INSTRUMENT PRIOR TO MAY 30, 1986.

          (K) ANY APPOINTMENT OF A SUCCESSOR TRUSTEE AS A RESULT OF THE RESIGNATION, REMOVAL OR FAILURE TO QUALIFY OF A PREDECESSOR TRUSTEE OR AS A RESULT OF MANDATORY RETIREMENT PURSUANT TO THE EXPRESS TERMS OF A TRUST INSTRUMENT: PROVIDED, THAT LESS THAN FIFTY PERCENT (50%) OF THE TRUSTEES ADMINISTERING ANY SINGLE TRUST WILL HAVE CHANGED (INCLUDING IN SUCH PERCENTAGE THE APPOINTMENT OF THE SUCCESSOR TRUSTEE) DURING THE FOUR (4) YEAR PERIOD PRECEDING THE APPOINTMENT OF SUCH SUCCESSOR TRUSTEE.

        (V) FOR PURPOSES OF THIS SUBPARAGRAPH B, ALL DETERMINATIONS CONCERNING CHANGE IN BENEFICIAL OWNERSHIP, OR THE ABSENCE OF ANY SUCH CHANGE, SHALL BE MADE BY THE BOARD OF DIRECTORS OF THE CORPORATION OR, AT ANY TIME WHEN THE CORPORATION EMPLOYS A TRANSFER AGENT WITH RESPECT TO THE SHARES OF COMMON STOCK, AT THE CORPORATION'S REQUEST, BY

SUCH TRANSFER AGENT ON THE CORPORATION'S BEHALF. WRITTEN PROCEDURES DESIGNED TO FACILITATE SUCH DETERMINATION SHALL BE ESTABLISHED AND MAY BE AMENDED FROM TIME TO TIME, BY THE BOARD OF DIRECTORS. SUCH PROCEDURES SHALL PROVIDE, AMONG OTHER THINGS, THE MANNER OF PROOF OF FACTS THAT WILL BE ACCEPTED AND THE FREQUENCY WITH WHICH SUCH PROOF MAY BE REQUIRED TO BE RENEWED. THE CORPORATION AND ANY TRANSFER AGENT SHALL BE ENTITLED TO RELY ON ANY AND ALL INFORMATION CONCERNING BENEFICIAL OWNERSHIP OF THE OUTSTANDING SHARES OF COMMON STOCK COMING TO THEIR ATTENTION FROM ANY SOURCE AND IN ANY MANNER REASONABLY DEEMED BY THEM TO BE RELIABLE, BUT NEITHER THE CORPORATION NOR ANY TRANSFER AGENT SHALL BE CHARGED WITH ANY OTHER KNOWLEDGE CONCERNING THE BENEFICIAL OWNERSHIP OF OUTSTANDING SHARES OF COMMON STOCK.

        (VI) IN THE EVENT OF ANY STOCK SPLIT OR STOCK DIVIDEND WITH RESPECT TO THE OUTSTANDING SHARES OF COMMON STOCK, EACH SHARE OF COMMON STOCK ACQUIRED BY REASON OF SUCH SPLIT OR DIVIDEND SHALL BE DEEMED TO HAVE BEEN BENEFICIALLY OWNED BY THE SAME PERSON FROM THE SAME DATE AS THAT ON WHICH BENEFICIAL OWNERSHIP OF THE OUTSTANDING SHARE OR SHARES OF COMMON STOCK, WITH RESPECT TO WHICH SUCH SHARE OF COMMON STOCK WAS DISTRIBUTED, WAS ACQUIRED.

        (VII) EACH OUTSTANDING SHARE OF COMMON STOCK, WHETHER AT ANY PARTICULAR TIME THE HOLDER THEREOF IS ENTITLED TO EXERCISE FIVE (5) VOTES OR ONE (1) VOTE, SHALL BE IDENTICAL TO ALL OTHER SHARES OF COMMON STOCK IN ALL RESPECTS, AND TOGETHER THE OUTSTANDING SHARES OF COMMON STOCK SHALL CONSTITUTE A SINGLE CLASS OF SHARES OF THE CORPORATION.

Proxy - Carlisle Companies Incorporated

Meeting Details
Proxy Solicited by The Board of Directors
For The Annual Meeting of Shareholders—April 21, 2003

Richmond D. McKinnish and Kirk F. Vincent, or either of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, to vote the common shares of the undersigned at the annual meeting of shareholders of CARLISLE COMPANIES INCORPORATED to be held at the Company's principal office, 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina, at 12:00 Noon on Monday, April 21, 2003, and at any postponements or adjournments of that meeting, as set forth below, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

(Continued and to be signed on reverse side.)

Carlisle Companies Incorporated	000000 0000000000 0 0000
000000000.000 ext
000000000.000 ext
000000000.000 ext
MR A SAMPLE	000000000.000 ext
DESIGNATION (IF ANY)	000000000.000 ext
ADD 1	000000000.000 ext
ADD 2	000000000.000 ext
ADD 3
ADD 4	Holder Account Number
ADD 5
ADD 6	C 1234567890 J N T
[BARCODE]
[BARCODE]
☐ Mark this box with an X if you have made changes to your name or address details above.
Annual Meeting Proxy Card

A    Election of Directors
This proxy will be voted as specified or, if no choice is specified, will be voted FOR the election of the nominees named.

	For	Withhold
01—Paul J. Choquette, Jr.	☐	☐
02—Stephen P. Munn	☐	☐
03—Lawrence A. Sala	☐	☐
04—Magalen C. Webert	☐	☐

B    Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.
NOTE: Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.
Please vote, sign, date and return this proxy card promptly using the enclosed envelope.

Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (dd/mm/yyyy)
		☐ ☐ / ☐ ☐ / ☐ ☐ ☐ ☐

	1 U P X HHH P P P P	0015471

Proxy - Carlisle Companies Incorporated

Meeting Details
Proxy Solicited by The Board of Directors
For The Annual Meeting of Shareholders—April 21, 2003

Richmond D. McKinnish and Kirk F. Vincent, or either of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, to vote the common shares of the undersigned at the annual meeting of shareholders of CARLISLE COMPANIES INCORPORATED to be held at the Company's principal office, 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina, at 12:00 Noon on Monday, April 21, 2003, and at any postponements or adjournments of that meeting, as set forth below, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

(Continued and to be signed on reverse side.)

Carlisle Companies Incorporated	000000 0000000000 0 0000
000000000.000 ext
000000000.000 ext
000000000.000 ext
MR A SAMPLE	000000000.000 ext
DESIGNATION (IF ANY)	000000000.000 ext
ADD 1	000000000.000 ext
ADD 2	000000000.000 ext
ADD 3
ADD 4	Holder Account Number
ADD 5
ADD 6	C 1234567890 J N T
[BARCODE]
[BARCODE]
☐ Mark this box with an X if you have made changes to your name or address details above.
Annual Meeting Proxy Card

A    Election of Directors
This proxy will be voted as specified or, if no choice is specified, will be voted FOR the election of the nominees named.

	For	Withhold
01—Paul J. Choquette, Jr.	☐	☐
02—Stephen P. Munn	☐	☐
03—Lawrence A. Sala	☐	☐
04—Magalen C. Webert	☐	☐

B    Voting Confirmation
Please provide the number of shares beneficially owned for each category as of February 26, 2003.

☐ ☐ ☐ ☐ ☐ ☐	Shares beneficially owned BEFORE February 26, 1999 entitled to five votes each.
☐ ☐ ☐ ☐ ☐ ☐	Shares beneficially owned AFTER February 25,1999 entitled to one vote each. If no confirmation is provided, all shares will be entitled to one vote each.

C    Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.
NOTE: Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.
Please vote, sign, date and return this proxy card promptly using the enclosed envelope.

Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (dd/mm/yyyy)
		☐ ☐ / ☐ ☐ / ☐ ☐ ☐ ☐

	1 U P X HHH P P P P	0015472

        Unless otherwise specified below, this Proxy will be voted FOR the election as Directors of the nominees listed below.

CARLISLE COMPANIES INCORPORATED
THIS PROXY FOR THE 2003 ANNUAL MEETING OF SHAREHOLDERS
IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        At the Annual Meeting of Shareholders of Carlisle Companies Incorporated to be held on Monday, April 21 2003 at 12:00 Noon at the offices of the Company, 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina and all adjournments thereof, Richmond D. McKinnish and Kirk F. Vincent, and each of them, are authorized to represent me and vote my shares on the following:

Item

  1.
  The election of four (4) Directors. The nominees are:
  Paul J. Choquette, Jr., Stephen P. Munn, Lawrence A. Sala and Magalen C. Webert

  2.
  Any other matter properly brought before this meeting.

(INSTRUCTION: In the table below indicate the number of shares voted FOR, AGAINST or ABSTAIN as to each nominee for Director.

Shares beneficially owned before February 26, 1999. (Post number of shares, not number of votes)
		FOR	AGAINST	ABSTAIN
1.	Directors
Paul J. Choquette, Jr.
Stephen P. Munn
Lawrence A. Sala
Magalen C. Webert
Shares beneficially owned and acquired after February 25, 1999 (Post number of shares, not number of votes)
		FOR	AGAINST	ABSTAIN
1.	Directors
Paul J. Choquette, Jr
Stephen P. Munn
Lawrence A. Sala
Magalen C. Webert
POST ONLY RECORD POSITION:
Dated	, 2003

Signature of Bank, Broker or Nominee

Time-Phased Voting Instructions

CARLISLE COMPANIES INCORPORATED

Voting Procedures—Beneficial Owners
Common Stock of Carlisle Companies Incorporated

To All Banks, Brokers and Nominees:

        Carlisle Companies Incorporated ("Carlisle") shareholders who were holders of record on February 26, 2003 and who acquired Carlisle Common Stock before February 26, 1999, will be entitled to cast five votes per share at the Annual Meeting to be held on April 21, 2003. Those holders of record who acquired their shares after February 25, 1999 are, with certain exceptions, entitled to cast one vote per share on the Common Stock they own.

        To enable Carlisle to tabulate the voting by beneficial owners of Common Stock held in your name, a special proxy has been devised for use in tabulating the number of shares entitled to five votes each and one vote each. On this card, the beneficial owner must confirm the numbers of five-vote shares and one-vote shares, respectively, he or she is entitled to vote, and by the same signature, gives instructions as to the voting of those shares. ALL UNINSTRUCTED SHARES WILL BE VOTED UNDER THE 10-DAY RULE. ALL SHARES WHERE BENEFICIAL OWNERSHIP IS NOT CONFIRMED, WHETHER INSTRUCTED OR NOT, WILL BE LISTED AS ONE-VOTE SHARES. THIS IS NOT TO BE REGARDED AS A NON-ROUTINE VOTE MERELY BECAUSE OF THE NATURE OF THE VOTING RIGHTS OF THE COMMON STOCK. The confirmation of beneficial ownership is as follows:

VOTING CONFIRMATION

Please provide the number of shares beneficially owned for each category as of February 26, 2003.

shares beneficially owned BEFORE February 26, 1999 entitled to five votes each.

shares beneficially owned and acquired AFTER February 25, 1999 entitled to one vote each.

        If no confirmation is provided, it will be deemed that beneficial ownership of all shares voted will be entitled to one vote each.

        You do not have to tabulate votes.    Only record the number of shares shown on the "Voting Confirmation" Section of the Proxy Card. If no shares are reported on the Proxy Card, record the shares for tabulation purposes as having been acquired AFTER February 25, 1999.

        If you are a broker, do not confirm shares.    Only the beneficial owner confirms shares in each voting category shown on the Proxy Card.

        If you are a bank, you may wish to follow your usual procedures and furnish the Proxy Card to the beneficial owner. The beneficial owner will vote his beneficial ownership including the completion of the information required by the "Voting Confirmation." The beneficial owner may return the Proxy Card either to you or to Carlisle Companies Incorporated c/o Computershare Investor Services, 7600 South Grant Street, Chicago, Illinois 60527.

March 7, 2003

QuickLinks

CARLISLE COMPANIES INCORPORATED 13925 Ballantyne Corporate Place, Suite 400 Charlotte, North Carolina 28277 (704) 501-1100
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
GENERAL
VOTING SECURITIES
SECURITY OWNERSHIP
BOARD OF DIRECTORS
Nominees for Election
Directors With Unexpired Terms
COMPENSATION OF EXECUTIVE OFFICERS
PERFORMANCE GRAPH
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE
SELECTION OF AUDITORS
SHAREHOLDER PROPOSALS FOR PRESENTATION AT THE 2004 ANNUAL MEETING
VOTING BY PROXY AND CONFIRMATION OF BENEFICIAL OWNERSHIP
VOTING PROCEDURES
OTHER MATTERS
Subparagraph B of Article Fourth of the Restated Certificate of Incorporation of Carlisle Companies Incorporated